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                                                                   EXHIBIT 10.53

                          CONSULTANCY AGREEMENT OF SMR

                                - 1ST AMENDMENT -

Preamble

The existing consultancy agreement conclu[d]ed with Mr. Ralf Tolksdorf on basis of GAIA Akkumulatorenwerke, Nordhausen, regulates the ordinary working fields as a business manager of GAIA and requires him in full person and activity.

Conclusion

This upon and also in reference to the board meeting dated April 14th/2003, following amendment will be agreed and confirmed:

                Amendment of $ 3, no. 1 of consultancy agreement:

The consultancy fee for activities will amount to EUR 18.800,- (net) as of beginning of April 2003.

Remaining points of consultancy agreement stay unaltered valid.

Nordhausen, i[n] April 2003


     /s/ Dr. F.J. Kruger                            /s/ Ralf Tolksdorf
------------------------------                 ---------------------------------
Dr. F. J. Kruger                               Ralf Tolksdorf
GAIA Akkumulatorenwerke GmbH                   SMR Strategische Management - und
                                               Risikoberatungs GmbH